BLACKROCK EUROFUND

(the “Fund”)

Supplement dated June 9, 2017

to the Prospectus and Statement of Additional Information, each dated October 28, 2016,

as amended and supplemented to date

Effective June 12, 2017, the Fund’s Prospectus and Statement of Additional Information are amended as set forth below.

The following is added immediately after the first table in the section of the Prospectus entitled “Management of the Fund — BlackRock”:

BlackRock has voluntarily agreed to waive 0.03% of its management fee payable by the Fund. This voluntary waiver may be changed or discontinued at any time without notice.

The following is added immediately after the first table in the section of the Statement of Additional Information entitled “Management and Advisory Arrangements”:

BlackRock has voluntarily agreed to waive 0.03% of its management fee payable by the Fund. This voluntary waiver may be changed or discontinued at any time without notice.

Shareholders should retain this Supplement for future reference.

PRSAI-10475-0617SUP